                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           November 21, 2000
                                                --------------------------------

                           FRISCH'S RESTAURANTS, INC.
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      OHIO
--------------------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

             1-7323                                     31-0523213
--------------------------------------------------------------------------------
    (Commission File Number)               (I.R.S. Employer Identification No.)

  2800 GILBERT AVENUE, CINCINNATI, OHIO                   45206
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

 Registrant's telephone number, including area code        513-961-2660
                                                   -----------------------------

Item 5.    Other Events.

              See the attached press release regarding the sale of the Clarion Riverview Hotel to Remington Hotel Corporation. The transaction was completed on November 21, 2000.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 FRISCH'S RESTAURANTS, INC.
                                                --------------------------------
                                                          (registrant)


DATE   November 22, 2000
     -----------------------

                                             BY     /s/ DONALD H. WALKER
                                               ---------------------------------
                                                      Donald H. Walker
                                                Vice President - Finance and
                                                 Principal Financial Officer

Company Contact:
Donald H. Walker                         Bill Roberts, CTC
Vice President-Finance and CFO           (937) 434-2700
Frisch's Restaurants, Inc.               Ellen Geron, CTC
(513) 559-5202                           (937) 434-2700

FOR IMMEDIATE RELEASE

                    Frisch's Restaurants, Inc. Agrees to Sell
                           Its Clarion Riverview Hotel

Cincinnati, OH--November 15, 2000--Frisch's Restaurants, Inc. (Amex: FRS) announced today that it had reached a definitive agreement to sell the Company's Clarion Riverview Hotel to Remington Hotel Corporation for $12,000,000. The contract is subject to certain contingencies and conditions, but it is anticipated that the transaction will close within the next week.

"As we have previously stated, our board of directors determined that it is in the best interest of the Company to focus on our core restaurant businesses," stated Craig F. Maier, President and Chief Executive Officer. "We are proud of the accomplishments we have achieved with our award winning hotel properties, but believe we will be better positioned to add value for our shareholders by concentrating on our restaurant operations. We are very pleased that an outstanding hotel operator such as Remington will be serving the Cincinnati market."

Maier further commented that the Company will initially use the proceeds from the sale of the hotel to repay debt. The Company has also received considerable interest in the other hotel it is trying to sell, the Quality Hotel Central in Norwood, Ohio. "While we have not yet signed a contract to sell Central, we have received a number of proposals from potential buyers. We are pursuing the best of these potential buyers and still believe we will dispose of Central before fiscal year end."

Frisch's Restaurants, Inc. operates 88 family-style restaurants under the name of Frisch's Big Boy in Indiana, Kentucky and Ohio and licenses another 38 restaurants to other Big Boy operators. The Company also operates seven Golden Corral restaurants and intends to own and operate a total of 41 in the Cincinnati, Cleveland, Dayton, Louisville and Toledo markets. In addition, the Company operates the two hotels mentioned above in metropolitan Cincinnati where it is based. Frisch's has recorded positive net earnings for all 40 years the Company has been public and has paid 159 consecutive quarterly dividends.

Statements contained in this press release which are not historical facts are forward looking statements as that item is defined in the Private Securities Litigation Act of 1995. Such forward looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.